MANITEX INTERNATIONAL, INC. NASDAQ: MNTX Third Quarter Earnings Conference Call November 2019 Exhibit 99.2

Forward-Looking Statement and Non-GAAP Measures Safe Harbor Statement under the U.S. Private Securities Litigation Reform Act of 1995: This presentation contains statements that are forward-looking in nature which express the beliefs and expectations of management including statements regarding the Company’s expected results of operations or liquidity; statements concerning projections, predictions, expectations, estimates or forecasts as to our business, financial and operational results and future economic performance; and statements of management’s goals and objectives and other similar expressions concerning matters that are not historical facts. In some cases, you can identify forward-looking statements by terminology such as “anticipate,” “estimate,” “plan,” “project,” “continuing,” “ongoing,” “expect,” “we believe,” “we intend,” “may,” “will,” “should,” “could,” and similar expressions. Such statements are based on current plans, estimates and expectations and involve a number of known and unknown risks, uncertainties and other factors that could cause the Company's future results, performance or achievements to differ significantly from the results, performance or achievements expressed or implied by such forward-looking statements. These factors and additional information are discussed in the Company's filings with the Securities and Exchange Commission and statements in this presentation should be evaluated in light of these important factors. Although we believe that these statements are based upon reasonable assumptions, we cannot guarantee future results. Forward-looking statements speak only as of the date on which they are made, and the Company undertakes no obligation to update publicly or revise any forward-looking statement, whether as a result of new information, future developments or otherwise. NASDAQ : MNTX

Steve Filipov – CEO NASDAQ : MNTX Joined Manitex on September 1, 2019 Global executive 30 years industrial manufacturing experience 25 years at a NYSE publicly traded corporation (TEX) 15 years experience living internationally Over $3B in M&A transactions Significant experience in integration and turnarounds Most recently as the President of Terex Cranes ($1.5B in revenues), from November 2016 until the sale of Demag Mobile Cranes to Tadano at the end of July 2019.

Strategic Review – CEO Outlook Heading into 2020 Solid foundations and Global brands positioned to drive better Shareholder Returns Improve FCF Conversion – focus in Q4 Continue to strengthen our Balance Sheet Continue to drive innovation at Manitex as an industry leader in Stick Boom Cranes Our profitable growth is anticipated to come from driving PM Group results Focused Team New Global Branding Strategy for Articulating Cranes MAC Launch in North America – positive momentum already Tadano Partnership in Asia – gaining traction PM Cranes – Focused Sales penetration in markets we can grow Military contract execution in 2020 Grow higher margin businesses Parts and service investments Develop Oil & Steel Aerials network Valla Zero-Emission Cranes through rental channel NASDAQ : MNTX

PM – Next Stage of Growth NASDAQ : MNTX Dedicated Team Manufacturing Excellence Improve Parts Execution Safety & Quality Portfolio Management Expand Network Supply Chain Management Parts & Service Refresh Our Core Competence Expand & Innovate

Q3 2019 Update – Financials $51.9 million Net Revenue, declined 15% from Q3 2018, or 13% excluding unfavorable currency impact EBITDA $(7.5) million, Adjusted EBITDA $1.9 million Non-cash goodwill and intangible asset impairment of $(8.1) million or $(0.41) per share impact to net loss Non-cash charge related to deferred tax asset valuation allowance of $(2.2) million or $(0.11) per share impact to net loss Backlog as of October 31, 2019 was $63.1 million Book to bill ratio was 1.02:1 in Q3 2019 NASDAQ : MNTX

Q3 Operating Results NASDAQ : MNTX *See reconciliation to US GAAP on appendix. Amounts in USD 000’s Q3 2019     Q3 2018 (Except EPS) As Reported   As Adjusted*     As Reported   As Adjusted*                     Net sales   $51,941   $51,941     $60,938   $60,938 % change Vs Q3 2018 -14.8%   -14.8%                               Gross margin $8,093   $8,920     $11,994   $12,286 % of Sales 15.6%   17.2%     19.7%   20.2%                     Value-add GM% (excludes pass through sales)     18.8%         21.5%                     Operating income (loss) $ (8,692)   $720     $3,003   $3,788 % of Sales -16.7%   1.4%     4.9%   6.2%                     Net income (loss) $ (11,851)   $ (30)     $122   $2,127                     Diluted EPS $(0.60)   $ -     $0.01   $0.11                     EBITDA   $(7,500)   $1,912     $4,241   $5,026 % of Sales -14.4%   3.7%     7.0%   8.2%

Net Debt – Update Q3 2019 NASDAQ : MNTX USD millions Q3 2019 Q2 2019 Q1 2019 Q4 2018 Working capital borrowings $21.5 $19.7 $23.8 $22.7 Bank term debt 21.9 22.9 22.6 23.1 Finance leases 5.2 5.3 5.4 5.5 Convertible notes 22.0 21.9 21.8 21.7 Revolver - - - - Total debt $70.6 $69.8 $73.6 $73.0 Total cash and marketable equity securities $20.3 $25.4 $24.0 $24.5 Net debt $50.3 $44.4 $49.6 $48.5

Q3 2019 Update – Business Grew articulating crane orders to minimize sales reduction to 15% while straight mast crane industry orders are down 30% Filled most Q4 2019 factory build slots and began booking 2020 orders with book-to-bill ratio at 1.02:1 Awarded a new contract valued at $4.5 million to supply articulating cranes to an international military organization (provides for an optional $4 million in additional deliveries) Began production and sales of new Valla V80R remote-control electric crane Launched the TC-600 and the Manitex-branded (MAC) line of articulating cranes at the ICUEE show in Louisville, KY Expanded the North American distribution network with the addition of one new MAC dealer and three former Terex straight-mast crane dealers NASDAQ : MNTX

Grow higher margin businesses Adjusted EBITDA Target of 10%+ CEO Summary NASDAQ : MNTX Core Manitex “stick” boom crane products maintaining market share in a down market PM Group presents the opportunity to grow and diversify into new markets SG&A Target 10% - 12% sales Focus on material cost reductions 2%-3% Solid foundations and Global brands positioned to drive improved Shareholder Returns

Appendix – Net sales and gross margin% NASDAQ : MNTX   THREE MONTHS ENDED   SEPTEMBER 30, 2019 SEPTEMBER 30, 2018   As Reported As Adjusted As Reported As Adjusted Net sales $51,941 $51,941 $60,938 $60,938 % change Vs Q3 2018 -14.8% -14.8%     % change Vs Q3 2018 without FX impact   -13.3%               Gross margin % of net sales 15.6% 17.2% 19.7% 20.2% Gross margin % of net sales (value-add)   18.8%   21.5%   NINE MONTHS ENDED   SEPTEMBER 30, 2019 SEPTEMBER 30, 2018   As Reported As Adjusted As Reported As Adjusted Net sales $170,330 $170,330 $181,517 $181,517 % change Vs prior year -6.2% -6.2%     % change Vs prior year without FX impact   -3.8%               Gross margin % of net sales 18.1% 19.2% 19.6% 20.0% Gross margin % of net sales (value-add)   20.6%   21.0%

Appendix – Reconciliations NASDAQ : MNTX Reconciliation of GAAP Net Income (Loss) to Adjusted Net Income (Loss)  (in thousands except shares and EPS)  THREE MONTHS ENDED NINE MONTHS ENDED   SEPTEMBER 30, 2019 SEPTEMBER 30, 2018 SEPTEMBER 30, 2019 SEPTEMBER 30, 2018 Net income (loss) ($11,851) $122 ($7,705) ($2,330) Adjustments related to change in fair value of securities, trade show, discontinued model, customer declared bankruptcy, foreign exchange, goodwill and intangible asset impairment, plant closing, restatement, restricted stock, restructuring, and other expenses (including net tax impact) 11,821 2,005 9,951 7,137 Adjusted net income (loss) (30) 2,127 2,246 4,807 Weighted diluted shares outstanding 19,690,233 19,694,379 19,684,521 18,003,829 Diluted income (loss) per shares as reported ($0.60) $0.01 $(0.39) $(0.13) Total EPS effect $0.60 $0.10 $0.50 $0.40 Adjusted diluted earnings (loss) per share ($0.00) $0.11 $0.11 $0.27

Appendix – Reconciliations NASDAQ : MNTX Reconciliation of GAAP Operating Income (Loss) to Adjusted EBITDA (in thousands)   THREE MONTHS ENDED NINE MONTHS ENDED   SEPTEMBER 30, 2019 SEPTEMBER 30, 2018 SEPTEMBER 30, 2019 SEPTEMBER 30, 2018 Operating income (loss) ($8,692) $3,003 ($6,729) $6,172 Adjustments related to trade show, customer declared bankruptcy, discontinued model, goodwill and intangible asset impairment, plant closing, restatement, restricted stock, restructuring and other expenses 9,412 785 12,587 3,923 Adjusted operating income 720 3,788 5,858 10,095 Depreciation and amortization 1,192 1,238 3,592 3,789 Adjusted EBITDA $1,912 $5,026 $9,450 $13,884 Adjusted EBITDA % to sales 3.7% 8.2% 5.5% 7.6%

Appendix – Adjustments NASDAQ : MNTX   THREE MONTHS ENDED NINE MONTHS ENDED Pre-tax adjustments SEPTEMBER 30, 2019 SEPTEMBER 30, 2018 SEPTEMBER 30, 2019 SEPTEMBER 30, 2018 Customer declared bankruptcy - bad debt 140 - 424 - Trade show 79 - 360 - Discontinued model 446 292 751 480 Goodwill and intangible asset impairment 8,112 - 8,112 - Plant closing - - 44 - Restatement expenses 22 183 169 2,006 Restricted stock 148 140 448 531 Restructuring 99 141 1,204 795 Legal settlement - - 67 - Other Expenses 366 29 1,008 277 Legal settlement - - 67 - Total Adj to Operating Income (Loss) 9,412 785 12,587 3,923 Change in fair market value of securities (216) 907 (5,454) 2,717 Foreign Exchange 307 410 718 635 Other Expenses - - - 353 Total pre-tax adjustments $9,503 $2,102 $7,851 $7,628 Net tax impact (including discrete items) 2,318 (97) 2,100 (491) Total adjustments $11,821 $2,005 $9,951 $7,137

Steve Filipov, CEO Manitex International 708-237-2068 Peter Seltzberg, IR Darrow Associates, Inc. 516-419-9915 MANITEX INTERNATIONAL, INC. NASDAQ: MNTX Third Quarter Earnings Conference Call November 2019